EXHIBIT 10.2


                       ASSIGNMENT AND ASSUMPTION AGREEMENT



            This Assignment and Assumption Agreement (this "Agreement"), dated as of August 1, 2002, is by and among MB Software Corporation, a Texas corporation ("Assignor"), eAppliance Payment Solutions, LLC, a Nevada limited liability company ("Assignee") and each of the creditors/vendors of Assignor set forth on the signature page hereto (the "Creditors").

                              W I T N E S S E T H:

            WHEREAS, Assignor and Assignee have entered into that certain Securities Purchase Agreement, of even date herewith (the "Purchase Agreement"), pursuant to which, among other things, Assignee has acquired the equity interests in E Appliance Innovations, LLC, a Nevada limited liability company (the "Company"), owned by Assignor (the "Acquisition"); and

            WHEREAS, as part of the Acquisition, Assignee agreed to assume certain liabilities of Assignor, as further described below;

            NOW, THEREFORE, for value received, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

            1. Assignor does hereby convey, transfer and assign to Assignee, and Assignee does hereby assume, all amounts owed to the Creditors as of the date hereof, which amounts are set forth under such Creditors' names on the signature page hereof (the "Assumed Liability").

2. The assignment, transfer, acceptance, covenants and assumptions contained above shall bind and inure to the benefit of Assignor and Assignee and their respective successors and assigns.

            3. This Agreement may not be changed, modified, discharged or terminated orally or in any other manner than by an agreement in writing signed by the parties hereto or their respective successors and assigns.

            IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first written above.

                                               MB SOFTWARE CORPORATION


                                               By:  /s/ Scott A. Haire
                                                  ------------------------------
                                               Name:  Scott A. Haire
                                                    ----------------------------
                                               Title:  President
                                                     ---------------------------


                                               eAPPLIANCE PAYMENT SOLUTIONS, LLC


                                               By:  /s/ Scott A. Haire
                                                  ------------------------------
                                               Name:  Scott A. Haire
                                                    ----------------------------
                                               Title:  Manager
                                                     ---------------------------


Each of the undersigneds hereby agrees to the foregoing assignment, and looks solely to Assignee for payment of such undersigned's Assumed Liability.

                                                  JACKSON WALKER L.L.P.


                                                  By:  /s/ Richard F. Dahlson
                                                     ------------------------
                                                  Richard F. Dahlson, Partner

                                                  Amount owed:    $196,823
                                                  -----------     --------



                                                  EVANS, MILLS WARRINER, PLLC


                                                  By: /s/ Steven Evans
                                                     -----------------
                                                  Its: Managing Partner
                                                      -----------------

                                                  Amount owed:    $49,224
                                                  -----------     -------



                                                  SAH, LLC


                                                  By: /s/ Lucy J. Singleton
                                                     ----------------------
                                                  Its:  Manager
                                                      ---------

                                                  Amount owed:    $100,000
                                                  -----------     --------



                                                  HEB L.L.C.


                                                  By:  /s/ Scott A. Haire
                                                     --------------------
                                                  Its:  Manager
                                                      ---------

                                                  Amount owed:     $1,201,577.28
                                                  -----------      -------------

                                   ASSIGNMENT



            Scott A. Haire ("Assignor") hereby assigns and transfers to MB Software Corporation, a Colorado corporation ("Assignee"), a 49.5% equity interest in E Appliance Innovations, LLC, a Nevada limited liability company, owned by Assignor, on the condition that Assignee execute and deliver to the Company a signature page to the Operating Agreement of the Company, dated as of June 12, 2001.

Dated: July 31, 2001

                                                    ----------------------------
                                                    Scott A. Haire

                                   ASSIGNMENT



            Gil A. Valdez ("Assignor") hereby assigns and transfers to MB Software Corporation, a Colorado corporation ("Assignee"), a 49.5% equity interest in E Appliance Innovations, LLC, a Nevada limited liability company, owned by Assignor, on the condition that Assignee execute and deliver to the Company a signature page to the Operating Agreement of the Company, dated as of June 12, 2001.

Dated: July 31, 2001

                                                    ----------------------------
                                                    Gil A. Valdez